UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30, 2020

Akcea Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-38137	47-2608175
(Commission File No.)	(IRS Employer Identification No.)

22 Boston Wharf Road

9th Floor

Boston, MA 02210

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (617) 207-0202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	AKCA	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 30, 2020, Akcea Therapeutics, Inc., a Delaware corporation (“Akcea” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ionis Pharmaceuticals, Inc., a Delaware corporation (“Parent”), and Parent’s wholly owned subsidiary, Avalanche Merger Sub, Inc., a Delaware corporation (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (other than Shares held by the Company, Parent, Purchaser or other direct or indirect wholly owned subsidiaries of Parent) at a price of $18.15 per Share, net to the seller in cash, without interest, and subject to any applicable withholding of taxes (the “Offer Price”). Parent currently owns approximately 76% of all of the issued and outstanding Shares.

The obligation of Parent and Purchaser to consummate the Offer is subject to certain customary conditions, including that there be validly tendered and not validly withdrawn a number of Shares that, excluding the Shares beneficially owned by Parent, its affiliates, their respective directors and executive officers, and Damien McDevitt, the Company’s chief executive officer, represents at least one Share more than 50% of the Shares not beneficially owned by such persons outstanding at the time of the expiration of the Offer (the “Minimum Condition”). The Minimum Condition may not be waived. Consummation of the Offer is not subject to a financing condition. Given the current level of ownership by Parent in the Company, the transaction is not anticipated to be subject to any antitrust or competition regulatory approvals.

At the time of the acceptance for payment of all Shares tendered (and not validly withdrawn) pursuant to the Offer (the “Offer Acceptance Time”), each Share (other than any Shares held (i) immediately prior to the Offer Acceptance Time by the Company (or held in the Company’s treasury), (ii) by Parent, Purchaser, or any other direct or indirect wholly owned subsidiary of Parent and (iii) by stockholders who have properly exercised and perfected their demands for appraisal of such Shares in accordance with the General Corporation Law of the State of Delaware (the “DGCL”)) will be cancelled and converted into the right to receive an amount in cash equal to the Offer Price.

Following the Offer Acceptance Time, subject to the satisfaction or waiver of certain conditions, Parent will acquire any remaining Shares by a merger of Purchaser with and into the Company with the separate existence of Purchaser ceasing and the Company continuing as the surviving corporation (the “Merger”). The Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the DGCL, which permits completion of the Merger without a stockholder vote as soon as practicable following consummation of the Offer.

In addition, at the effective time of the Merger, each option to purchase Akcea common stock with an exercise price lower than the Offer Price and each Akcea restricted stock unit, in each case whether or not vested, will be cancelled, and the holder thereof will be entitled to receive the Offer Price (less any applicable exercise price in the case of options) for each share subject to such award, pursuant to the terms set forth in the Merger Agreement. Each option to purchase Akcea common stock with an exercise price greater than or equal to the Offer Price will be cancelled with no consideration payable.

The board of directors of the Company (the “Company Board”) delegated to its Affiliate Transactions Committee (the “Special Committee”) the responsibility and authority to consider, negotiate and approve or decline to approve the proposal received by the Company from Parent with respect to the transactions contemplated by the Merger Agreement. The Special Committee approved and recommended to the Company Board the execution, delivery and performance by the Company of the Merger Agreement. The Company Board, acting on the recommendation of the Special Committee, approved the execution, delivery and performance by the Company of the Merger Agreement and the acquisition of the Company by Parent on the terms and subject to the conditions set forth in the Merger Agreement and resolved to recommend that the stockholders of the Company (other than Parent and its affiliates) tender their Shares to Purchaser pursuant to the Offer.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Purchaser. The Company has agreed to use reasonable best efforts to operate its business in the ordinary course of business consistent in all material respects with past practice until the earlier of the time the Merger becomes effective (the “Effective Time”) or the termination of the Merger Agreement. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals for a strategic transaction involving the Company.

The Merger Agreement also includes customary termination provisions for both the Company and Parent, subject, in certain circumstances, to the payment by the Company of a termination fee of $15 million. The Company must pay Parent such termination fee in the event that the Merger Agreement is terminated by Parent following a change of recommendation by the Company Board or the Special Committee or if the Company terminates the Merger Agreement to enter into an agreement with respect to a Superior Proposal (as defined in the Merger Agreement), in each case as is more particularly described in the Merger Agreement. The Company must also pay Parent the termination fee if (A) the Merger Agreement is terminated (i) after 11:59 p.m. Eastern time on December 30, 2020 and the Offer Acceptance Time has not occurred prior to such termination, (ii) as a result of a breach by the Company of its representation and warranties or covenants, or (iii) after the expiration of the Offer at which time all conditions other than the Minimum Condition have been satisfied, (B) a third party has made public a bona fide acquisition proposal to the Company that it has not publicly withdrawn prior to such termination and (C) within 12 months following such termination the Company enters into an agreement for, or consummates, an alternative transaction. The Merger Agreement provides that the parties are entitled to an injunction or injunctions to prevent breaches of the Merger Agreement, and to specifically enforce the terms and provisions of the Merger Agreement.

The foregoing summary of the principal terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full copy of the Merger Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference. The summary and the copy of the Merger Agreement are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (“SEC”). The assertions embodied in the representations and warranties included in the Merger Agreement were made solely for purposes of the contract among the Company, Purchaser and Parent and are subject to important qualifications and limitations agreed to by the Company, Purchaser and Parent in connection with the negotiated terms, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the Company, Purchaser and Parent rather than establishing matters as facts. Investors should not rely on the representations and warranties or any description of them as characterizations of the actual state of facts of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and this subsequent information may or may not be fully reflected in public disclosures by the Company or Parent.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 30, 2020, the Company Board adopted an amendment to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), which amendment took effect upon adoption by the Company Board. Specifically, Section 46 of the Bylaws (“Section 46”) was modified to provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts located in Boston, Massachusetts, to the fullest extent permitted by law, will be the sole and exclusive forum for the resolution of any complaint asserting a cause of action against the Company arising under the United States federal securities laws. The amendment also provides that the Company shall be entitled to injunctive relief and specific performance to enforce the provisions of Section 46.

The foregoing description is qualified in its entirety by reference to the marked copy of the Bylaws, which are filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

On August 31, 2020, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

*****

Additional Information and Where to Find It

Parent has not commenced the tender offer for the Shares described in this communication. Upon commencement of the tender offer, Parent will file with the SEC a Tender Offer Statement on Schedule TO. Following commencement of the Offer, Akcea will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Holders of Shares are urged to read the Tender Offer Statement (including the offer to purchase, a related letter of transmittal and other offer documents filed with the SEC) and the Solicitation/Recommendation Statement on Schedule 14D-9 when such documents become available, as they will contain important information about the tender offer. Holders of Shares can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov, or from Akcea upon written request to Akcea Therapeutics, Inc., 22 Boston Wharf Road, 9th Floor, Boston MA 02210, telephone number (617) 207-0202 or from Akcea’s website, www.akceatx.com.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of Akcea and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the Offer and the Merger, prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for Akcea’s business; the commercial success of Akcea’s products; the anticipated timing of clinical data; the possibility of unfavorable results from clinical trials; filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: the possibility that various closing conditions for the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger ; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effects of the Offer or the Merger (or the announcement thereof) on relationships with associates, customers, other business partners or governmental entities; transaction costs; the risk that the Merger will divert management’s attention from Akcea’s ongoing business operations; changes in Akcea’s businesses during the period between now and the Offer Acceptance Time; risks associated with litigation; and other risks and uncertainties detailed from time to time in documents filed with the SEC by Akcea, including Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, as well as the Schedule 14D-9 to be filed by Akcea. All forward-looking statements are based on information currently available to Akcea, and Akcea assumes no obligation to update any forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

2.1	Agreement and Plan of Merger, dated as of August 30, 2020, among the Company, Ionis Pharmaceuticals, Inc. and Avalanche Merger Sub, Inc. (Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will supplementally furnish to the SEC upon request any such omitted schedule).

3.1	Amended and Restated Bylaws of the Company (marked)

99.1	Joint Press Release, dated August 31, 2020, issued by the Company and Ionis Pharmaceuticals, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akcea Therapeutics, Inc.

Dated: August 31, 2020	By:	/s/ Damien McDevitt
Damien McDevitt Chief Executive Officer